Exhibit 21
TSI Holdings II, LLC and Subsidiaries

Company	State of Incorporation	Doing Business As
Parent Companies
TSI Holdings II, LLC	DE	n/a
Town Sports International, LLC	NY	n/a
Subsidiaries
Town Sports AG	Swiss	n/a
TSI – Alameda, LLC	CA	Total Woman Gym and Spa
TSI – Cal. Glendale, LLC	CA	Total Woman Gym and Spa
TSI – Irvine, LLC	CA	Total Woman Gym and Spa
TSI – Laguna Hills, LLC	CA	Total Woman Gym and Spa
TSI – Lucille 38th Avenue, LLC	DE	Lucille Roberts
TSI – Lucille 42nd Street, LLC	DE	Lucille Roberts
TSI – Lucille 89th Street, LLC	DE	Lucille Roberts
TSI – Lucille Astoria, LLC	DE	Lucille Roberts
TSI – Lucille Austin Street, LLC	DE	Lucille Roberts
TSI – Lucille Bayshore, LLC	DE	Lucille Roberts
TSI – Lucille Bronx, LLC	DE	Lucille Roberts
TSI – Lucille Clifton, LLC	DE	Lucille Roberts
TSI – Lucille Commack, LLC	DE	Lucille Roberts
TSI – Lucille Holbrook, LLC	DE	Lucille Roberts
TSI – Lucille Jersey City, LLC	DE	Lucille Roberts
TSI – Lucille Kings Highway, LLC	DE	Lucille Roberts
TSI – Lucille Ralph Avenue, LLC	DE	Lucille Roberts
TSI – Lucille Rockville Centre, LLC	DE	Lucille Roberts
TSI – Lucille St. Nicholas Avenue, LLC	DE	Lucille Roberts
TSI – Lucille Valley Stream, LLC	DE	Lucille Roberts
TSI - Northridge, LLC	DE	n/a
TSI – Northridge, LLC	CA	Total Woman Gym and Spa
TSI - Placentia, LLC	DE	n/a
TSI – Placentia, LLC	CA	Total Woman Gym and Spa
TSI - San Jose, LLC	DE	n/a
TSI – San Jose, LLC	CA	Total Woman Gym and Spa
TSI - Studio City, LLC	DE	n/a
TSI – Studio City, LLC	CA	Total Woman Gym and Spa
TSI - Topanga, LLC	DE	n/a
TSI – Topanga, LLC	CA	Total Woman Gym and Spa
TSI - Torrance, LLC	DE	n/a
TSI – Torrance, LLC	CA	Total Woman Gym and Spa
TSI - Valencia, LLC	DE	n/a
TSI – Valencia, LLC	CA	Total Woman Gym and Spa
TSI - Westlake, LLC	DE	n/a
TSI – Westlake, LLC	CA	Total Woman Gym and Spa
TSI 1231 3rd Avenue, LLC	DE	NYSC
TSI 217 Broadway, LLC	DE	NYSC
TSI 30 Broad Street, LLC	DE	NYSC
TSI 555 6th Avenue, LLC	DE	NYSC
TSI Allston, LLC	DE	BSC
TSI Astor Place, LLC	DE	NYSC

Company	State of Incorporation	Doing Business As
TSI Astoria, LLC	DE	NYSC
TSI Avenue A, LLC	DE	NYSC
TSI Back Bay, LLC	DE	BSC
TSI Bay Ridge 86th Street, LLC	DE	NYSC
TSI Bayonne, LLC	DE	NYSC
TSI Bayridge, LLC	DE	NYSC
TSI Beacon Street, LLC	DE	BSC
TSI Bethesda, LLC	DE	BSC
TSI Boylston, LLC	DE	BSC
TSI Bradford, LLC	DE	Latitude Sports Club
TSI Broadway, LLC	DE	NYSC
TSI Brooklyn Belt, LLC	DE	NYSC
TSI Bulfinch, LLC	DE	BSC
TSI Butler, LLC	DE	NYSC
TSI Canton, LLC	DE	BSC
TSI Carmel, LLC	DE	NYSC
TSI Cash Management, LLC	DE	n/a
TSI Central Square, LLC	DE	BSC
TSI Clarendon, LLC	DE	WSC
TSI Clifton, LLC	DE	NYSC
TSI Cobble Hill, LLC	DE	NYSC
TSI Colonia, LLC	DE	NYSC
TSI Columbia Heights, LLC	DE	n/a
TSI Commack, LLC	DE	NYSC
TSI Connecticut Avenue, LLC	DE	n/a
TSI Court Street, LLC	DE	NYSC
TSI Croton, LLC	DE	NYSC
TSI Danbury, LLC	DE	NYSC
TSI Davis Square, LLC	DE	BSC
TSI Deer Park, LLC	DE	NYSC
TSI Dobbs Ferry, LLC	DE	NYSC
TSI Dorchester, LLC	DE	BSC
TSI Downtown Crossing, LLC	DE	BSC
TSI Dupont Circle, Inc.	DE	n/a
TSI Dupont II, Inc.	DE	n/a
TSI East 23, LLC	DE	NYSC
TSI East 36, LLC	DE	NYSC
TSI East 41, LLC	DE	NYSC
TSI East 48, LLC	DE	NYSC
TSI East 51, LLC	DE	NYSC
TSI East 59, LLC	DE	NYSC
TSI East 76, LLC	DE	NYSC
TSI East 86, LLC	DE	NYSC
TSI East 91, LLC	DE	NYSC
TSI East Brunswick, LLC	DE	NYSC
TSI East Meadow, LLC	DE	NYSC
TSI Elite Back Bay, LLC	DE	BSC
TSI Englewood, LLC	DE	NYSC
TSI Fenway, LLC	DE	BSC

Company	State of Incorporation	Doing Business As
TSI First Avenue, LLC	DE	NYSC
TSI Forest Hills, LLC	DE	NYSC
TSI Gallery Place, LLC	DE	n/a
TSI Garden City, LLC	DE	NYSC
TSI Garnerville, LLC	DE	NYSC
TSI Georgetown, LLC	DE	n/a
TSI Giftco, LLC	PA	n/a
TSI Glendale, LLC	DE	NYSC
TSI Glover, LLC	DE	n/a
TSI Grand Central, LLC	DE	NYSC
TSI Great Neck, LLC	DE	NYSC
TSI Greenpoint, LLC	DE	NYSC
TSI Greenwich, LLC	DE	NYSC and AMFIT Physical Therapy
TSI Hartsdale, LLC	DE	NYSC
TSI Hawthorne, LLC	DE	NYSC
TSI Hicksville, LLC	DE	NYSC
TSI Highpoint, LLC	DE	PSC
TSI Hoboken North, LLC	DE	NYSC
TSI Hoboken, LLC	DE	NYSC
TSI Holdings (CIP), LLC	DE	n/a
TSI Holdings (DC), LLC	DE	n/a
TSI Holdings (IP), LLC	DE	n/a
TSI Holdings (MA), LLC	DE	n/a
TSI Holdings (MD), LLC	DE	n/a
TSI Holdings (NJ), LLC	DE	n/a
TSI Holdings (PA), LLC	DE	n/a
TSI Holdings (VA), LLC	DE	n/a
TSI Huntington, LLC	DE	NYSC
TSI Insurance, Inc.	NY	n/a
TSI International, Inc.	DE	n/a
TSI Irving Place, LLC	DE	NYSC
TSI Jersey City, LLC	DE	NYSC
TSI Larchmont, LLC	DE	NYSC
TSI Lexington (MA), LLC	DE	BSC
TSI Lincoln, LLC	DE	NYSC
TSI Livingston, LLC	DE	NYSC
TSI Long Beach, LLC	DE	NYSC
TSI Lynnfield, LLC	DE	BSC
TSI Mahwah, LLC	DE	NYSC
TSI Mamaroneck, LLC	DE	NYSC
TSI Market Street, LLC	DE	PSC
TSI Marlboro, LLC	DE	NYSC
TSI Massapequa, LLC	DE	n/a
TSI Matawan, LLC	DE	NYSC
TSI Mercer Street, LLC	DE	NYSC
TSI Methuen, LLC	DE	Latitude Sports Club
TSI Midwood, LLC	DE	NYSC
TSI Montclair, LLC	DE	NYSC
TSI Morris Park, LLC	DE	NYSC

Company	State of Incorporation	Doing Business As
TSI Murray Hill, LLC	DE	NYSC
TSI New Rochelle, LLC	DE	NYSC
TSI Newark, LLC	DE	NYSC
TSI Newbury Street, LLC	DE	BSC
TSI Newton, LLC	DE	BSC
TSI North Bethesda, LLC	DE	WSC
TSI Oceanside, LLC	DE	NYSC
TSI Peabody, LLC	DE	Latitude Sports Club
TSI Princeton, LLC	DE	NYSC
TSI Providence Eastside, LLC	DE	BSC II
TSI Radnor, LLC	DE	PSC
TSI Ramsey, LLC	DE	NYSC
TSI Rego Park, LLC	DE	NYSC
TSI Ridgewood, LLC	DE	NYSC
TSI Rodin Place, LLC	DE	PSC
TSI Salisbury, LLC	DE	Latitude Sports Club
TSI Scarsdale, LLC	DE	NYSC
TSI Sheridan, LLC	DE	NYSC
TSI Silver Spring, LLC	DE	WSC
TSI Smithtown, LLC	DE	NYSC
TSI Society Hill, LLC	DE	PSC
TSI Somers, LLC	DE	NYSC
TSI Somerset, LLC	DE	NYSC
TSI South Bethesda, LLC	DE	WSC
TSI South End, LLC	DE	BSC
TSI South Park Slope, LLC	DE	NYSC
TSI South Station, LLC	DE	BSC
TSI Springfield, LLC	DE	NYSC
TSI Stamford Post, LLC	DE	NYSC
TSI Staten Island, LLC	DE	NYSC
TSI Stoked, LLC	DE	n/a
TSI Summer Street, LLC	DE	BSC and Boston Racquet Club
TSI Sunnyside, LLC	DE	NYSC
TSI Syosset, LLC	DE	NYSC
TSI Total Woman Holdco, LLC	CA	n/a
TSI University Management, LLC	DE	n/a
TSI Varick Street, LLC	DE	NYSC
TSI Waltham, LLC	DE	BSC
TSI Washington, Inc.	DE	n/a
TSI Watertown, LLC	DE	BSC
TSI Wayland, LLC	DE	BSC
TSI Wellesley, LLC	DE	BSC
TSI Wellington Circle, LLC	DE	BSC
TSI West 115th Street, LLC	DE	NYSC
TSI West 125, LLC	DE	NYSC
TSI West 14, LLC	DE	NYSC
TSI West 145th Street, LLC	DE	NYSC
TSI West 16, LLC	DE	NYSC
TSI West 23, LLC	DE	NYSC

Company	State of Incorporation	Doing Business As
TSI West 38, LLC	DE	NYSC
TSI West 41, LLC	DE	NYSC
TSI West 48, LLC	DE	NYSC
TSI West 73, LLC	DE	NYSC
TSI West 76, LLC	DE	NYSC
TSI West 80, LLC	DE	NYSC
TSI West 94, LLC	DE	NYSC
TSI West Caldwell, LLC	DE	NYSC
TSI West End, LLC	DE	NYSC
TSI West Hartford, LLC	DE	NYSC
TSI West Newton, LLC	DE	BSC
TSI West Nyack, LLC	DE	NYSC
TSI Westboro Tennis, LLC	DE	n/a
TSI Westborough, LLC	DE	BSC
TSI Westwood, LLC	DE	NYSC
TSI White Plains City Center, LLC	DE	NYSC
TSI White Plains, LLC	DE	NYSC
TSI Whitestone, LLC	DE	NYSC
TSI Woburn, LLC	DE	BSC
TSI Woodmere, LLC	DE	NYSC
TSI-TOH 106th Street, LLC	DE	NYSC
TSI-TOH 32nd Street, LLC	DE	NYSC
TSI-TOH Holdco, LLC	DE	n/a

Parent Company
Town Sports Group, LLC	DE	n/a
Subsidiaries
Dixie Highway Realty, LLC	FL	n/a
Elmsford Elite Laundry, LLC	DE	Elite Laundry
Palm Beach Sports Club, LLC	FL	n/a
Town Sports Investment Group, LLC	DE	Town Sports Investment
TSI – Donald Ross Realty, LLC	FL	Palm Beach Sports Club
TSI – Gold, LLC	FL	n/a
TSI - Lucille Real Estate, LLC	DE	n/a
TSI – Peacock, Port St. Lucie, LLC	FL	Palm Beach Sports Club
TSI – US Highway, Jupiter, LLC	FL	Palm Beach Sports Club
TSI Elite Sheridan, LLC	DE	TMPL West Village
TSI Hell’s Kitchen, LLC	DE	TMPL Fitness
TSI-LIV Condado, LLC	Puerto Rico	LIV Condado, LIV Fitness Condado and LIV Fitness Club Condado
TSI-LIV Guaynabo, LLC	Puerto Rico	LIV Guaynabo, LIV Fitness Guaynabo and LIV Fitness Club Guaynabo
TSI-LIV Holdco, LLC	Puerto Rico	LIV Fitness Clubs